INCOME TAXES	3 Months Ended	12 Months Ended
	Mar. 30, 2013	Dec. 31, 2012
Income Tax Disclosure [Abstract]
INCOME TAXES
Income taxes
Effective tax rate and debt transactions
Under FASB Accounting Standards Codification 740-270, “Income Taxes—Interim Reporting,” each interim period is considered an integral part of the annual period and tax expense is measured using an estimated annual effective rate. Estimates of the annual effective tax rate at the end of interim periods are, of necessity, based on evaluation of possible future events and transactions and may be subject to subsequent refinement or revision. The Company calculates its quarterly tax provision consistent with the guidance provided by ASC 740-270, whereby the Company forecasts its estimated annual effective tax rate then applies that rate to its year-to-date pre-tax book (loss) income. In addition, we exclude jurisdictions with a projected loss for the year or the year-to-date loss where we cannot recognize a tax benefit from our estimated annual effective tax rate. The impact of such an exclusion could result in a higher or lower effective tax rate during a particular quarter, based upon the mix and timing of actual earnings versus annual projections. In addition to the tax resulting from applying the estimated annual effective tax rate to pre-tax income (loss), the Company included certain items treated as discrete events to arrive at an estimated effective tax rate. Future changes in the forecasted annual income (loss) projections, tax rate changes, or discrete tax items could result in significant adjustments to quarterly income tax expense (benefit) in future periods in accordance with ASC 740-720.
For the three months ended March 30, 2013, the Company’s estimated effective income tax rate was approximately 16.7%, which varied from the statutory rate primarily due to state income tax expense, valuation allowance, tax contingencies, and foreign income taxes. The effective tax rate including discrete items was 15.9%. The tax expense for the three months ended March 30, 2013 is approximately $3.8 million.
On February 16, 2012, Ply Gem issued an additional $40.0 million aggregate principal amount of 8.25% Senior Secured Notes in a private placement transaction. The notes will mature on February 15, 2018 and are secured by substantially all assets of Ply Gem Industries and the Guarantors. The Senior Tack-on Notes were issued at a discount yielding net proceeds of approximately $34.0 million, prior to debt issuance costs. As a result of the discount, the Senior Tack-on Notes are subject to the Applicable High Yield Discount Obligation (“AHYDO”) rules. Consequently, no portion of the original issue discount (OID) will be deductible for income tax purposes in the future.
Valuation allowance
As of March 30, 2013, a full valuation allowance has been provided against certain deferred tax assets as it is presently deemed more likely than not that the benefit of such net tax assets will not be utilized. Due to recent cumulative losses incurred by the Company, management did not rely upon projections of future taxable income in assessing the recoverability of deferred tax assets. The Company currently has book goodwill of approximately $19.3 million that is not amortized, which results in a deferred tax liability of approximately $5.5 million at March 30, 2013. Therefore, the reversal of deferred tax liabilities related to this goodwill is not considered a source of future taxable income in assessing the realization of its deferred tax assets. The Company continues to evaluate its ability to realize the net deferred tax assets and its estimates are subject to change.
Tax uncertainties
Despite the Company’s belief that its tax return positions are consistent with applicable tax laws, the Company believes that certain positions could be challenged by taxing authorities. The Company’s tax reserves reflect the difference between the tax benefit claimed on tax returns and the amount recognized in the condensed consolidated financial statements. These reserves have been established based on management’s assessment as to potential exposure attributable to permanent differences and interest applicable to both permanent and temporary differences. The tax reserves are reviewed periodically and adjusted in light of changing facts and circumstances, such as progress of tax audits, lapse of applicable statutes of limitations and changes in tax law. The Company’s state income tax returns are currently under examination by various state taxing authorities. During the three months ended March 30, 2013, the Company decreased its tax contingency reserve by approximately $0.2 million as a result of the effective settlement of a state income tax audit partially offset by additional interest accrued on existing uncertain tax positions.
Other
As of March 30, 2013, the Company has not established U.S. deferred taxes on approximately $21.3 million of unremitted earnings of the Company’s foreign subsidiary, Ply Gem Canada. Notwithstanding the provisions within the American Jobs Creation Act of 2004, the Company continues to consider these amounts to be permanently invested.
On December 23, 2011, the U.S. Treasury Department issued comprehensive temporary and proposed regulations addressing the treatment of expenditures related to tangible property for tax purposes. The Company has begun to evaluate the changes necessary to comply with the regulations and the related administrative procedures and is not currently aware of any adjustments that would be material to the Company’s consolidated financial statements.

Income taxes
The following is a summary of the components of income (loss) before provision (benefit) for income taxes:

	For the year ended December 31,
(amounts in thousands)	2,012,000	2,011,000	2,010,000
Domestic	$(37,675)	$(86,538)	$23,927
Foreign	1,455	2,714	8,767
	$(36,220)	$(83,824)	$32,694

The following is a summary of the provision (benefit) for income taxes included in the accompanying consolidated statement of operations:

	For the year ended December 31,
(amounts in thousands)	2,012,000	2,011,000	2,010,000
Federal:
Current	$—	$(6,617)	$83
Deferred	835	6,640	1,331
	835	23	1,414
State:
Current	$2,461	$654	$1,526
Deferred	(146)	(847)	(350)
	2,315	(193)	1,176
Foreign:
Current	$(653)	$353	$1,815
Deferred	338	500	622
	(315)	853	2,437
Total	$2,835	$683	$5,027

The table that follows reconciles the federal statutory income tax rate to the effective tax rate of approximately 7.8% for the year ended December 31, 2012, 0.8% for the year ended December 31, 2011, and 15.4% for the year ended December 31, 2010.

	For the year ended December 31,
(amounts in thousands)	2,012,000	2,011,000	2,010,000
Income tax provision (benefit) at the federal statutory rate	$(12,677)	$(29,338)	$11,443
Net change from statutory rate:
Valuation allowance	16,073	38,939	(28,692)
Federal impact of cancellation of debt income	—	—	17,667
State impact of cancellation of debt income	—	—	2,646
Federal net operating loss adjustment	—	—	2,581
State income tax benefit, net of federal income tax benefit	(919)	(1,936)	(766)
Taxes at non U.S. statutory rate	194	76	(153)
Additional provisions/reversals of uncertain tax positions	(92)	(6,287)	342
Canadian rate differential	(171)	(254)	(592)
Other, net	427	(517)	551
	$2,835	$683	$5,027

The tax effect of temporary differences, which gave rise to significant portions of deferred income tax assets and liabilities as of December 31, 2012 and 2011 are as follows:

(amounts in thousands)	December 31, 2012	December 31, 2011
Deferred tax assets:
Accounts receivable	$1,291	$1,397
Insurance reserves	1,876	1,832
Warranty reserves	11,937	11,668
Pension accrual	6,628	6,413
Deferred compensation	2,028	683
Inventories	3,474	3,100
Federal, net operating loss carry-forwards	80,268	76,789
State net operating loss carry-forwards	11,875	11,380
Interest	4,573	4,636
Other assets, net	5,780	5,172
Valuation allowance	(66,279)	(49,780)
Total deferred tax assets	63,451	73,290
Deferred tax liabilities:
Pension accrual	(514)	—
Property and equipment, net	(14,260)	(17,517)
Intangible assets, net	(32,276)	(39,912)
Deferred financing	(16,709)	(14,995)
Other liabilities, net	(1,588)	(1,935)
Total deferred tax liabilities	(65,347)	(74,359)
Net deferred tax liability	$(1,896)	$(1,069)

Debt transactions
On February 16, 2012, Ply Gem issued an additional $40.0 million aggregate principal amount of 8.25% Senior Secured Notes in a private placement transaction. The notes will mature on February 15, 2018 and are secured by substantially all assets of Ply Gem Industries and the Guarantors. The Senior Tack-on Notes were issued at a discount yielding net proceeds of approximately $34.0 million, prior to debt issuance costs. As a result of the discount, the Senior Tack-on Notes are subject to the Applicable High Yield Discount Obligation rules. Consequently, no portion of the original issue discount (“OID”) will be deductible for income tax purposes in the future.
Cancellation of indebtedness
Affiliates of Ply Gem Prime’s controlling stockholders purchased approximately $281.4 million of the Company’s 9% Senior Subordinated Notes during the year ended December 31, 2009. The cumulative affiliate purchases were made at amounts below the $281.4 million face value of the 9% Senior Subordinated Notes. The Company determined that approximately $121.5 million would be considered cancellation of indebtedness income (“CODI”) for tax purposes. The Company determined that it is eligible to reduce CODI by certain tax attributes including net operating loss carry-forwards for the year ended December 31, 2009. The Company reduced certain tax attributes including net operating loss carryforwards (“NOLs”) and tax basis in certain assets in lieu of recognizing approximately $121.5 million of CODI for income tax purposes during the year ended December 31, 2009.
During February 2010, approximately $218.8 million aggregate principal amount of 9% Senior Subordinated Notes held by affiliates of Ply Gem Prime’s controlling stockholders were transferred to Ply Gem Prime’s controlling stockholders and ultimately to Ply Gem Prime in exchange for equity of Ply Gem Prime valued at approximately $114.9 million. These notes were then transferred to the Company and then to Ply Gem Industries as a capital contribution and cancelled. Also during February 2010, Ply Gem Industries redeemed the remaining $141.2 million aggregate principal amount of outstanding 9% Senior Subordinated Notes (including approximately $62.5 million aggregate principal amount of the 9% Senior Subordinated Notes held by affiliates of Ply Gem Prime’s controlling stockholders). As a result of these debt transactions, the Company realized $35.3 million of additional CODI for income tax purposes during the year ended December 31, 2010.
On February 17, 2009, President Obama signed into law the American Recovery and Reinvestment Act of 2009 (the “Act”). Among its provisions, the Act permits certain taxpayers to elect to defer the taxation of CODI arising from certain repurchases, exchanges or modifications of their outstanding debt that occur during 2009 and 2010. For debt acquired in 2009, the CODI can be deferred for five years and then included in taxable income ratably over the next five years. The CODI deferral and inclusion periods for debt acquired during 2010 would be four years. If the CODI is deferred, the Company will also be required to defer the deduction of all or a substantial portion of any OID deductions. The Company does not currently plan to utilize this deferral election for the 2010 CODI.
Valuation allowance
As of December 31, 2012, a full federal valuation allowance has been provided against certain deferred tax assets as it is presently deemed more likely than not that the benefit of such net tax assets will not be utilized. The Company considered the impact of reversing taxable temporary differences with regard to realization of deferred tax assets to determine the amount of valuation allowance for 2012. Due to recent cumulative losses accumulated by the Company, management did not rely upon projections of future taxable income in assessing the recoverability of deferred tax assets. Additionally, at December 31, 2012, the Company was in a partial state valuation allowance position for certain legal entities primarily related to losses for income tax purposes.
During the year ended December 31, 2012, the Company’s federal and state valuation allowance increased by approximately $14.7 million and $1.8 million, respectively. The increase is primarily due to the current year taxable loss. The Company currently has book goodwill of approximately $18.7 million that is not amortized and results in a deferred tax liability of approximately $4.4 million at December 31, 2012. Therefore, the reversal of deferred tax liabilities related to this goodwill is not considered a source of future taxable income in assessing the realization of its deferred tax assets. The Company continues to evaluate the realizability of its net deferred tax assets and its estimates are subject to change.
During the year ended December 31, 2011, the Company’s federal and state valuation allowances increased by approximately $40.2 million and $1.3 million, respectively. The increase is primarily due to the 2011 taxable loss. The Company currently has book goodwill of approximately $13.4 million that is not amortized and results in a deferred tax liability of approximately $3.5 million at December 31, 2011. Therefore, the reversal of deferred tax liabilities related to this goodwill is not considered a source of future taxable income in assessing the realization of its deferred tax assets.
Other tax considerations
As of December 31, 2012, the Company has approximately $229.3 million of federal gross operating loss carry-forwards which can be used to offset future taxable income. These federal carry-forwards will begin to expire in 2028 if not utilized. The Company has approximately $245.8 million of gross state NOL carry-forwards and $11.9 million (net of federal benefit) of deferred tax assets related to these state NOL carry-forwards which can be used to offset future state tax liabilities. The Company has established a valuation allowance of approximately $9.1 million for the deferred tax asset associated with these state NOL carry-forwards. The Company currently has no state NOL carry-forwards that are expiring. Future tax planning strategies implemented by the Company could reduce or eliminate future NOL expiration.
As of December 31, 2012, the Company has not established U.S. deferred taxes on approximately $23.4 million of unremitted earnings of the Company’s foreign subsidiary, Ply Gem Canada. Notwithstanding the provisions within the American Jobs Creation Act of 2004, the Company continues to consider these amounts to be permanently invested.
On December 23, 2011, the U.S. Treasury Department issued comprehensive temporary and proposed regulations addressing the treatment of expenditures related to tangible property for tax purposes effective for tax years beginning January 1, 2014 and thereafter. The Company has begun to evaluate the changes necessary to comply with the regulations and the related administrative procedures and is not currently aware of any adjustments that would be material to the Company’s consolidated financial statements.
Tax uncertainties
The Company records reserves for certain tax uncertainties based on the likelihood of an unfavorable outcome. Of this amount, approximately $3.5 million, if recognized, would have an impact on the Company’s effective tax rate. As of December 31, 2012, the reserve was approximately $3.5 million which includes interest of approximately $0.9 million. As of December 31, 2011, the reserve was approximately $3.5 million which included interest of approximately $0.8 million.
The Company has elected to treat interest and penalties on uncertain tax positions as income tax expense in its consolidated statement of operations. Interest charges have been recorded in the contingency reserve account within other long term liabilities in the consolidated balance sheet.
The following is a rollforward of gross tax contingencies from January 1, 2011 through December 31, 2012.

Balance at January 1, 2011	$18,704
Additions based on tax positions related to current year	274
Additions for tax positions of prior years	—
Reductions for tax positions of prior years	—
Settlement or lapse of applicable statutes	(6,268)

Unrecognized tax benefits balance at December 31, 2011	12,710
Additions based on tax positions related to current year	604
Additions for tax positions of prior years	1,033
Reductions for tax positions of prior years	(545)
Settlement or lapse of applicable statutes	(891)

Unrecognized tax benefits balance at December 31, 2012	$12,911

Unrecognized tax benefits are reversed as a discrete event if an examination of applicable tax returns is not begun by a federal or state tax authority within the statute of limitations or upon effective settlement with federal or state tax authorities. During the year ended December 31, 2012, the Company reversed approximately $0.6 million of unrecognized tax benefits due to the expiration of the statute of limitations for the tax year ended December 31, 2004. During the year ended December 31, 2012, the Company reversed approximately $0.9 million of unrecognized tax benefits due to the effective settlement of an audit for the tax years ended December 31, 2004 through December 31, 2007. The Company’s open tax years that are subject to federal examination are 2008 through 2012.
During the next 12 months, it is reasonably possible the Company may reverse $0.5 million of the tax contingency reserves primarily related to expiring statutes of limitations.